                                                                      Exhibit 24

                                POWER OF ATTORNEY

      We, the undersigned directors and/or officers of the companies listed on Exhibit A attached hereto do hereby constitute and appoint Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any of them, our true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things in our name and on behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names, places and stead, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement of Peabody Energy Corporation (the "Company") on Form S-3 for the registration of the Company's 8 7/8% Series B Senior Notes due 2008 (the "Senior Notes"), the Company's 9 5/8% Series B Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes"), and the guarantees of the Senior Notes and the Senior Subordinated Notes by the Company's subsidiaries, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

      /s/ T. L. Bethel
      ----------------------------
          T. L. Bethel

      /s/ G. Bradley Brown
      ----------------------------
          G. Bradley Brown

      /s/ Ian S. Craig
      ----------------------------
          Ian S. Craig

      /s/ Bernard J. Duroc-Danner
      ----------------------------
          Bernard J. Duroc-Danner

      /s/ Irl F. Engelhardt
      ----------------------------
          Irl F. Engelhardt

      /s/ Roger H. Goodspeed
      ----------------------------
          Roger H. Goodspeed

      /s/ Felix Herlihy
      ----------------------------
          Felix Herlihy

      /s/ John C. Hill
      ----------------------------
          John C. Hill

      /s/ George J. Holway
      ----------------------------
          George J. Holway

      /s/ William E. James
      ----------------------------
          William E. James

      /s/ Collon C. Kennedy
      ----------------------------
          Collon C. Kennedy

      /s/ Henry E. Lentz
      ----------------------------
          Henry E. Lentz

      /s/ Stephen L. Miller
      ----------------------------
          Stephen L. Miller

      /s/ Charles W. Mueller
      ----------------------------
          Charles W. Mueller

      /s/ Jiri Nemec
      ----------------------------
          Jiri Nemec

      /s/ Richard A. Navarre
      ----------------------------
          Richard A. Navarre

      /s/ Fredrick D. Palmer
      ----------------------------
          Fredrick D. Palmer

      /s/ R. D. Robison
      ----------------------------
          R. D. Robison

      /s/ Steven F. Schaab
      ----------------------------
          Steven F. Schaab

      /s/ D. K. Tickner
      ----------------------------
          D. K. Tickner

      /s/ Terry G. Traylor
      ----------------------------
          Terry G. Traylor

      /s/ Paul H. Vining
      ----------------------------
          Paul H. Vining

      /s/ Roger B. Walcott, Jr.
      ----------------------------
          Roger B.Walcott, Jr.

      /s/ Alan H. Washkowitz
      ----------------------------
          Alan H. Washkowitz

      /s/ John L. Wasik
      ----------------------------
          John L. Wasik

      /s/ Richard M. Whiting
      ----------------------------
          Richard M. Whiting

      /s/ Kemal Williamson
      ----------------------------
          Kemal Williamson

                                                                       Exhibit A

            LIST OF SUBSIDIARY REGISTRANTS GRANTING POWER OF ATTORNEY

      Affinity Mining Company
      Arid Operations, Inc.
      Big Sky Coal Company
      Bluegrass Coal Company
      Caballo Coal Company
      Charles Coal Company
      Cleaton Coal Company
      Coal Properties Corp.
      Colony Bay Coal Company
      Cook Mountain Coal Company
      Cottonwood Land Company
      EACC Camps, Inc.
      Eastern Associated Coal Corp.
      Eastern Royalty Corp.
      Gallo Finance Company
      Gold Fields Chile, S.A.
      Gold Fields Mining Corporation
      Gold Fields Operating Company - Ortiz
      Grand Eagle Mining, Inc.
      Hayden Gulch Terminal, Inc.
      Highland Mining Company
      Hillside Mining Company
      Independence Material Handling Company
      Interior Holdings Corp.
      James River Coal Terminal Company
      Juniper Coal Company
      Kayenta Mobile Home Park, Inc.
      Martinka Coal Company
      Midco Supply and Equipment Corporation
      Mountain View Coal Company
      North Page Coal Corp.
      Ohio County Coal Company
      Patriot Coal Company, L.P.
      Peabody America, Inc.
      Peabody Coal Company
      Peabody COALSALES Company
      Peabody COALTRADE, Inc.
      Peabody Development Company
      Peabody Development Land Holdings, LLC
      Peabody Energy Solutions, Inc.
      Peabody Holding Company, Inc.
      Peabody Natural Gas, LLC
      Peabody Natural Resources Company
      Peabody Southwestern Coal Company
      Peabody Terminals, Inc.
      Peabody Venezuela Coal Corp.
      Peabody Western Coal Company
      Pine Ridge Coal Company
      Porcupine Productions, LLC
      Porcupine Transportation, LLC

      Powder River Coal Company
      Rio Escondido Coal Corp.
      Rivers Edge Mining, Inc.
      Riverview Terminal Company
      Seneca Coal Company
      Sentry Mining Company
      Snowberry Land Company
      Sterling Smokeless Coal Company
      Thoroughbred, L.L.C.